STATE OF ALABAMA

COUNTY OF BALDWIN

                  LEASE AGREEMENT WITH OPTION TO PURCHASE
                  ---------------------------------------


	This LEASE AGREEMENT between the INDUSTRIAL DEVELOPMENT BOARD OF THE TOWN OF LOXLEY, ALABAMA, a public corporation organized and existing under the laws of the State of Alabama, party of the first part (herein called the "Board"), and ACE HARDWARE CORPORATION, party of the second part (herein called the "LESSEE").



                                WITNESSETH

	That in consideration of the respective representations and agreements hereinafter contained, the Board and the Lessee agree as follows (provided that in the performance of the agreements of the Board herein contained, any obligation it may thereby incur for the payment of money shall not be a general debt on its part but shall be payable solely by Lessee):



                                ARTICLE I

                      DEFINITIONS AND USE OF PHRASES
                      ------------------------------

        Section 1.1 Definitions. The following words and phrases and others evidently intended as the equivalent thereof shall, in the absence of clear implication herein otherwise, be given the following respective interpretations in this Lease Agreement.

	"Act" means the statutes codified as Code of Alabama 1975, Title II, Sections 11-54-80, ct seq., as amended and supplemented and at the time in force and effect.

	"Authorized Board Representative" means the person or persons at the time designated as such by written certificate furnished to the Lessee containing the specimen signature or signatures of such person or persons and signed on behalf of the Board by the Chairman or the Vice Chairman of its Board of Directors.

	"Authorized Lessee Representative" means the person or persons at the time designated as such by written certificate furnished to the Board containing the specimen signature or signatures of such person or persons and signed on behalf of the Lessee.

	"Board" means (i) the party of the first part hereto and its successors and assigns, and (ii) any public corporation resulting from or surviving any consolidation or merger to which it or its successor may be a party.

	"Building" or "Buildings" means the building or buildings and all related improvements to such building or buildings that are now or hereinafter located on the Project Site, as such may at any time exist.

	"Eminent Domain", when used herein with reference to any taking of property, means the power (actual or claimed) of any governmental authority or any person, firm or corporation acting under governmental authority (actual or claimed) to take such property, and for purposes of this Lease Agreement, a taking of property under the exercise of the power of Eminent Domain shall include a conveyance made, or a use granted or taken, under either the threat or the fact of the exercise of governmental authority.

	"Event of Default" means an "Event of Default" as specified in Section
9.1. provisions of any applicable mortgage and that the lien of such mortgage has been canceled, satisfied and discharged in accordance with the applicable provisions thereof.

	"Lease" or "this Lease Agreement" means this Lease Agreement as it now exists and as it may from time to time be modified, supplemented or amended.

	"Lease Term" means the duration of the leasehold estate granted in
Section 4.1 hereof.

	"Net Condemnation Award" means the total amount received as compensation for any part of the Project taken under the exercise of the power of Eminent Domain plus damages to any part of the Project not taken.

	"Permitted Encumbrances" means, as of any particular time, (i) liens for ad valorem taxes and general and special assessments not then delinquent,
(ii) the Lease and the lien of any applicable mortgage, (iii) utility, access, drainage and other easements and rights of way, mineral rights, restrictions and exceptions none of the foregoing of which, individually or in the aggregate, materially interfere with or impair the use of the Project for the purpose for which it was acquired or is held by the Board, (iv) any inchoate mechanic's, materialmen's, supplier's or vendor's lien or other right to a purchase money security interest if payment is not yet due and payable under the contract giving rise to such lien or right, (v) such other minor defects, irregularities, encumbrances, easements, rights of way and clouds on title (including zoning and other similar restrictions and regulations) as in the written opinion of Independent Alabama Counsel delivered to the Board customarily exist with respect to properties similar in character to the Project and do not in the aggregate materially impair the title of the Board to the Project or the use of the Project for the purpose for which it was acquired or is held by the Board, and (vi) all exceptions contained in the title policy issued to the Industrial Development Board of the Town of Loxley, Alabama.

	"Project" means the Project Site and the Building as they may at any time exist, and all other property and right of every kind that are or become subject to the demise of the Lease.

	"Project Site" means the parcel of land specifically described on Exhibit "A" hereto.

        Section 1.2 Use of Phrases. "Herein", "hereby", "hereunder", "hereof," "hereinbefore", "hereinafter" and other equivalent words refer to this Lease Agreement as an entirety and not solely to the particular portion in which any such word is used. The definitions set forth in Section 1.1 hereof include both singular and plural. Whenever used herein, any pronoun shall be deemed to include both singular and plural and to cover all genders.




                                  ARTICLE II

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

        Section 2.1 Representation by the Board. The Board makes the following representations as the basis for the undertakings on its part herein contained:

	(a)	The Board is duly incorporated under the provisions of the Act, as now existing, by Certificate of Incorporation duly filed for record in the Office of the Judge of Probate of Baldwin County, Alabama, the said Certificate of Incorporation has not been revoked and is in full force and effect; and the Board is not in default under any of the provisions contained in said Certificate of Incorporation or in its Bylaws or in the laws of the State of Alabama.

	(b)	The Board has good and marketable fee simple title in and to the Project Site, subject only to Permitted encumbrances.

	(c) 	The Board was induced to enter this undertaking by the promise of the Lessee to acquire, construct and install the Project in Baldwin County, Alabama. The Project constitutes a "project" within the meaning of the Act.

	(d)	The Board is not subject to any charter, by-law or contractual limitation or provision of any nature whatsoever which in any way limits, restricts or prevents the Board from entering into this Lease or performing any of its obligation hereunder.

	(e)	The Project Site is located wholly within the now-existing
police jurisdiction of the Town.

        Section 2.2 Representations and Warranties by the Lessee. The Lessee makes the following representations and warranties:

	(a)	The Lessee has power to enter into, and to perform and observe the agreements and covenants on its part contained in this Lease Agreement.

	(b)	Neither the execution and delivery of this Lease Agreement, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions hereof, conflicts or will conflict with, or results or will result in a breach of, any of the terms, conditions or provisions of any agreement, instrument or court or other governmental order to which the Lessee is now a party or by which it is bound, or constitutes or will constitute a default under any of the foregoing.

	(c) 	The Project will constitute a "Project" within the meaning of the Act, as now existing.




                               ARTICLE III

                             DEMISING CLAUSES
                             ----------------

	Section 3.1	Demising Clauses. For and during the Term hereof, the
Board hereby demises and leases to the Lessee, subject to Permitted Encumbrances, and the Lessee hereby rents from the Board, subject to Permitted Encumbrances, the following described properties and related rights:


                                    I

	The real property identified on Exhibit "A", which is attached hereto and made a part hereof as though fully set out herein.


                                   II

	Also, any and all other buildings, structures and other improvements constituting real property now or hereafter situated on the Project Site, all permits, easements, licenses, rights of way, contracts, leases, privileges, immunities and hereditaments pertaining or applicable to the Project Site and all fixtures now or hereafter owned by the Board and installed on the Project Site or in the Building or in any of such other buildings, structures and improvements now or hereafter located on the Project Site, it being the intention hereof that all property, rights and privileges hereafter acquired for use as a part of or in connection with or as an improvement to the Project Site shall be as fully covered hereby as if such property, rights and privileges were now owned by the Board and were specifically described herein.

                                ARTICLE IV

                   DURATION OF TERM AND RENTAL PROVISIONS
                   --------------------------------------

	Section 4.1	Duration of Term. The term of the Lease shall begin on
the date of delivery of this Lease Agreement, and subject to the provisions hereof, shall continue until May 27, 2009.


	Section 4.2	Rental Provisions. Lessee shall, simultaneously with
the execution of this Lease Agreement, pay unto the Board the sum of $1,000.00, said sum to be regarded as prepaid rental, in full, for the term of this Lease as set forth in Section 4.1 above. Said amount of prepaid rental shall constitute all of the rental payments otherwise due from Lessee unto the Board during the term of this Lease.



                                   ARTICLE V

                  PROVISIONS CONCERNING MAINTENANCE, ADDITIONS,
                REMOVAL OF PROJECT EQUIPMENT, INSURANCE AND TAXES
                -------------------------------------------------

	Section 5.1	Maintenance, Additions, Alterations, Improvements and
Modifications. The Lessee will, at its own expense, (i) keep the Project in reasonably safe condition and (ii) keep all buildings and other facilities at any time forming part of the Project in good repair and operating condition (reasonable wear and tear excepted).

		The Lessee may, at its own cost and expense, make, or cause to be made, any additions, alterations, improvements or modifications to the Project that it may deem desirable for its business purposes, provided that such additions, alterations, improvements or modifications do not change the character of the Project to such extent that it no longer constitutes a "project" under the Act.

	In the event the Lessee determines to make, or to cause to be made, any additions, alterations, improvements or modifications to the Project pursuant to the second paragraph of this Section 5.1, then the Board will, at the request of Lessee, execute and deliver, or cause to be executed and delivered, all contracts, orders, requisitions, instructions and other written instruments and do, or cause to be done, all other acts that may be necessary or proper in making such additions, alterations, improvements or modifications. In no event, however, will the Board hereafter enter into any contract with respect to any such additions, alterations, improvements or modification unless there is endorsed thereon a legend indicating that the Lessee has approved both the form and substance of such contract and such legend is signed on behalf of the Lessee by an Authorized Lessee Representative. Any obligation for the payment of money incurred or assumed by the Board in connection with such additions, alterations, improvements or modifications shall be payable solely by the Lessee, and any funds so advanced by the Board shall be deemed only an accommodation for the benefit of Lessee.

	The Lessee will not permit any mechanics' or other liens to stand against the Project for labor, materials, equipment or supplies furnished in connection with the original acquisition and construction of the Project or in connection with any additions, alterations, improvements, modifications, repairs or renewals that may subsequently be made thereto. The Lessee may, however, at its own expense and in good faith, contest any such mechanics' or other liens and in the event of any such contest may permit any such liens to remain unsatisfied and undischarged during the period of such contest and any appeal therefrom unless by such action the lien of the Indenture to any part of the Project shall be materially endangered or impaired or any part of the Project shall be subject to material loss or forfeiture, in either of which events such mechanics' or other liens shall (unless they are bonded or superseded) be promptly satisfied.




	At any time and from time to time, the Lessee may, at its own cost and expense, install in the Building or elsewhere on the Project Site any equipment or other personal property which does not constitute part of the Project and which in the Lessee's judgment is necessary or convenient for its use and occupancy of the Project. Any such equipment or personal property owned (or leased pursuant to any lease contract other than the Lease) by the Lessee may be removed by the Lessee at any time and from time to time without responsibility or accountability to the Board.

	Section 5.2	Taxes, Other Governmental Charges and Utility Charges.
The Lessee agrees to pay, as the same becomes due, the following:

        (i) all taxes and governmental charges of any kind including all penalties, interests and statutory assessments whatsoever that may lawfully be assessed or levied against or with respect to the Project; and

        (ii)all assessments and charges lawfully made by any governmental body for public improvements that may be secured by a lien on the Project; provided that with respect to special assessments or other governmental charges that may lawfully be paid in installments over a period of years, the Lessee shall be obligated to pay only such installments as are required to be paid during any period which the Lease shall be in effect.

The Board will promptly forward to the Lessee any bills, statements, assessments, notices or other instruments asserting or otherwise relating to any such taxes, assessments or charges.

	The Lessee may, at its own expense and in its own name and behalf or in the name and behalf of the Board, in good faith contest any such taxes, assessments and utility and other charges and, in the event of such contest, may permit the taxes, assessments or other charges so contested to remain unpaid during the period of such contest and appeal therefrom unless by such action the title of the Board to any portion of the Project shall be materially endangered or impaired or the Project or any part thereof shall become subject to material loss or forfeiture, in which event such taxes, assessments, or charges shall be paid prior to their becoming delinquent. The Board will cooperate fully with the Lessee in any such contest.

	The Lessee will also pay, as the same respectively becomes due, all utility and other similar charges incurred in the operation, maintenance, use and upkeep of the Project.

	Section 5.3	Insurance with Respect to the Project. The Lessee will,
no later than the date of delivery of this Lease, take out and thereafter continuously maintain in effect or cause to be taken out and thereafter continuously maintained in effect, insurance with respect to the Project against such risks as are customarily insured against by business of like size and type as the Lessee, as may be determined by the Lessee, paying as the same become due all premiums with respect thereto. All policies evidencing the insurance required by the terms of the preceding paragraph shall be taken out and maintained with responsible insurance companies licensed to conduct the business of insurance in the State of Alabama. All such insurance policies shall name the Board as an additional insured thereunder where permitted.

	Insurance against liability for injury to persons or property provided by Lessee pursuant to this Section shall cover the liability, in the several aspects of the coverage provided, of both of the Board and the Lessee, with the Board named as an additional insured. Such policy shall provide that it will not be canceled or amended without at least thirty (30) days notice to Lessee and the Board. The Lessee shall provide, not later than thirty (30) days prior to any policy expiration, evidence of renewal or placement coverage, and such evidence shall be furnished to the Board, in writing.

	Section 5.4	Effect of Mortgages. The provisions and requirements of
this Article shall be in addition to the provisions and requirements of any mortgage covering the property described on Exhibit "A", and not in substitution therefore. So long as any such mortgage shall remain in force and effect, the requirements of those mortgages shall govern the obligations of the parties with respect to the Project to the extent the same are inconsistent with the provisions of this Article. All rights conferred upon the Board pursuant to this Lease shall be secondary and subordinate to the rights granted to any mortgagee of Lessee, provided, however, no mortgage or security agreement will impose any liability or responsibility of any kind or nature upon the Board, the Town, or any of its various officers, members, directors, employees or agents.




                                ARTICLE VI

                       PROVISIONS RESPECTING DAMAGE,
                       DESTRUCTION AND CONDEMNATION
                       -----------------------------

	Section 6.1	Damage and Destruction Provisions. It shall be the
responsibility of Lessee to fully insure the demised premises, and all improvements situated thereon, in an amount not less than the full replacement value thereof. In the event any portion of the demised premises is damaged, in whole or in part, such risk of loss shall rest on Lessee, and the Board assumes no responsibility for any such damage which may occur. Any insurance proceeds payable with respect to such damage shall be paid unto Lessee.

	If the Building is destroyed, in whole or in part, or is damaged, neither the Lessee nor the Board shall be obligated to repair, replace or restore the property damaged or destroyed, and any Net Insurance Proceeds referable to such damage or destruction shall be paid to the Lessee; provided, however, that the Board will, to the extent and in the manner provided herein, cooperate fully with the Lessee in carrying out such repair, replacement and restoration as the Lessee may, in its sole discretion, decide to undertake.

	All property acquired in connection with the repair, replacement or restoration of any part of the Project pursuant to the provisions of this Section shall be and become part of the Project subject to the demise hereof and the lien of any Mortgage applicable to the demised premises and shall be held by the Lessee on the same terms and conditions as the property originally constituting the Project.

	Section 6.2	Condemnation Provision. In the event of any
condemnation of the demised premises during the term of this Lease or any extension or renewal hereof, any such condemnation award payable as a result thereof shall be paid in accordance with any Mortgage covering the demised premises. In the event no such Mortgage exists, or in the event such Mortgage has been fully satisfied, all such condemnation proceeds shall be payable unto Lessee.

	Section 6.3	Cooperation of the Board in the Conduct of Condemnation
Proceedings. The Board will cooperate fully with the Lessee in the handling and conduct of any prospective or pending condemnation proceeding with respect to the Project or any part thereof and will follow all reasonable directions given to it by the Lessee in connection with such proceeding. In no event will the Board settle, or consent to the settlement of, any prospective or pending condemnation proceeding with respect to the Project or any part thereof without the prior written consent of the Lessee. Any expenses incurred by the Board in assisting Lessee with condemnation proceedings, including the Board's reasonable attorney's fees, shall be paid by Lessee.




                               ARTICLE VII

                    PARTICULAR CONVENANTS OF THE LESSEE
                    -----------------------------------

	Section 7.1	General Covenants. The Lessee will, in the use of the
Project and the public ways abutting the Project Site, comply in all material respects with all valid and applicable laws, ordinances, regulations or orders of all governmental authorities or agencies, provided, however, that the Lessee may in good faith contest the validity of any such laws, ordinances, regulations or orders or the application thereto to the Project and in the event of any such contest defer compliance therewith during the period of such contest and any appeal from any appealable decision in such contest, unless by such action the rights or interest of the Board with respect to the Project or any part thereof shall be materially endangered or impaired. The Lessee shall give prompt notice of any such contest to the Board. Except for warranties of title and quiet enjoyment, and except for the breach of any term or covenant of this Lease by the Board, Lessee does hereby release and hold the Board and its agents, servants, employees and directors harmless from and against any liability which Lessee may incur in and about the operation of the Project.



	Section 7.2	Release and Indemnification Covenants. The Lessee
releases the Board (and each director, officer, employee, attorney, consultant and agent thereof) from, and will indemnify and hold the Board (and each director, officer, employee, attorney, consultant and agent thereof), harmless against any and all claims and liabilities of any character or nature whatsoever regardless of by whom asserted or imposed, and losses of every conceivable kind, character and nature whatsoever claimed by or on behalf of any person, firm, corporation or governmental authority, arising out of, result from, or in any way connected with the Project, including, without limiting the generality of the foregoing, (i) liability for loss or damage to property or any injury to or death of any and all persons that may be occasioned by any cause whatsoever pertaining to the Project or arising by reason of or in connection with the occupation or use thereof or the presence on, in or about the premises of the Project; (ii) liability for loss or damage to property or any injury to or death of any and all persons that may be occasioned by the violation of any clean air, clean water or other environmental law or regulation including, without limitation, any provision of the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA" or the "Federal Superfund Act") as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), 42 U.S.C. Sections 9601-9605, or hazardous waste as defined, regulated and/or prohibited by the Resource Conservation and Recovery Act ("RCRA"), the Clean Water Act, 33 U.S.C. Section 1321 et seq., the Clean Air Act, 42 U.S.C. Section 7401 et seq., the Toxic Substances Control Act ("TSCA"), 42 U.S.C. Section 2601 et seq., all as the same may be from time to time amended and any other federal, state, county, municipal, local or other statute, law ordinance or regulation which may relate to or deal with human health or the environment including without limitation all regulations promulgated by a regulatory body pursuant to any such statute, law or ordinance.


	Section 7.3	Inspection of Project. The Lessee will permit the Board
and its duly authorized agents at all reasonable times to examine and inspect the Project or any part thereof.

	Section 7.4	Agreement to Maintain Corporate Existence. The Lessee
will maintain its corporate existence, will not dissolve or otherwise dispose of all or substantially all of its assets (either in a single transaction or in a series of related transactions) and will not consolidate with or merge into another corporation, partnership, limited liability partnership or limited liability company, or permit one or more legal entities to consolidate with or merge into it; provided that the Lessee may, without violating the agreements contained in this section, do or perform any of the following:

        (a) it may consolidate with or merge into another United States corporation, partnership, limited liability partnership or limited liability company, or permit one or more such United States legal entities to consolidate with or merge into it, if such legal entity surviving such merger or resulting from such consolidation, shall be one other than the Lessee, and shall expressly assume in writing all the obligations of the Lessee contained in this Lease Agreement and other Financing Documents;

        (b) it may transfer to another United States corporation, partnership, limited liability partnership or limited liability company, all or substantially all of its assets as an entirety, and (if it so elects) thereafter dissolve, if the such legal entity to which such transfers shall be made expressly assumes in writing all the obligations of the Lessee contained in this Lease Agreement and the other Financing Documents.

	The Lessee will, promptly following any merger, consolidation or transfer permitted under the provisions of this Lease, furnish to the Board fully executed or appropriately certified copies of the writing by which the Lessee's successor or transferring legal entity expressly assumes the obligations of the Lessee contained herein,

	If, after a transfer by the Lessee of all or substantially all of its assets to another United States legal entity under the circumstances, described in the preceding clause (b) of this section, the Lessee does not thereafter dissolve, it shall not have any further rights or obligations hereunder.


	Section 7.5	Qualification in Alabama. The Lessee warrants and
represents that it is now duly qualified as a corporation to do business in Alabama and covenants that it, or any successor legal entity permitted under the preceding section hereof will remain qualified to do business in Alabama during the term of this Lease Agreement.


	Section 7.6	Covenant to Operate. The Lessee covenants to
continuously operate the Project as a "Project" within the meaning of the Act; provided, however, Lessee may interrupt to discontinue operations in the Project for a period of up to twelve (12) months for the purpose of effecting a transition to another permitted use of the Project under the Act.



                                ARTICLE VIII

                       CERTAIN PROVISIONS RELATING TO
                          ASSIGNMENT AND SUBLEASING
                          -------------------------

	Section 8.1	Provisions Relating to Conveyance, Assignment and
Subleasing. The Board may not convey the Project or any portion thereof or assign the Lease or any rights hereunder to any third party during the Lease Term without the prior written consent of Lessee, which consent shall not be unreasonably withheld; provided, however, that no such conveyance or assignment shall prejudice Lessee's rights hereunder, including but not limited to, the right to acquire unencumbered title to the Project at the end of the Lease Term in accordance with the terms and conditions of this Lease. The Lessee may assign this Lease and the leasehold interest created hereby, or sublease the Project or any portion thereof upon giving at least thirty (30) days prior written notice to the Board; provided, however, that no such assignment or sublease will disqualify the Project under the provisions of the Tax Incentive Reform Act of 1992 or relieve the Lessee of any liability hereunder.



                              ARTICLE IX

                    EVENTS OF DEFAULT AND REMEDIES


	Section 9.1	Events of Default Defined. The following shall be
"Events of Default" under the Lease, and the term "Event of Default" shall mean, whenever it is used in the Lease, any one or more of the following conditions or events:

        (a) failure by the Lessee to make any payment required under the terms hereof on the date that such installment of such payment shall become due and payable by the terms of this Lease;

        (b) failure by the Lessee to perform or observe any agreement or covenant on its part contained in this Lease which failure shall have continued for a period of ninety (90) days after written notice, specifying, in reasonable detail, the nature of such failure and requiring the Lessee to perform or observe the agreement or covenant with respect to which it is delinquent.

        (c) there shall occur and shall be continuing any event of default, as therein defined, under any Mortgage made by Lessee during the term of this Lease.


	Section 9.2	Remedies on Default. Whenever any Event of Default
shall have happened and be continuing, the Board shall have, in addition to those rights otherwise provided by law, and when not in conflict with any rights given to a Mortgagee under any Mortgage covering the property described on Exhibit "A", the right to take whatever legal proceedings may appear necessary or desirable to enforce any obligation, covenant or agreement of the Lessee under this Lease or any obligation of the Lessee imposed by any applicable law.

	Section 9.3	No Remedy Exclusive. No right, power or remedy herein
conferred upon or reserved to the Board is intended to be exclusive of any other available right, power or remedy, but each and every such right, power or remedy shall be cumulative and shall be in addition to every other right, power or remedy given under the Lease as now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right, power or remedy accruing upon any Event of Default shall impair any such right, power or remedy or shall be construed to be a waiver thereof but any such right, power or remedy may be exercised from time to time and as often as may be deemed expedient.

	Section 9.4	Agreement to Pay Attorney's Fees. In the event that, as
a result of any Event of Default or a threatened Event of Default by the Lessee, the Board should employ attorneys at law or incur other expenses in the enforcement of any other obligation, covenant, agreement, term or condition of this Lease, the Lessee will pay unto the Board reasonable attorney's fees and other reasonable expenses so incurred.




                                ARTICLE X

                                 OPTIONS
                                 -------

        Section 10.1 Option to Purchase. Provided that Lessee is not in default under any provision of this Lease, the Lessee shall have the right and option, hereby granted by the Board, at any time after May 27, 2009, to purchase the Project from the Board at and for a purchase price equal to the sum of One Hundred Dollars ($100.00). To exercise any such purchase option, the Lessee shall notify the Board in writing no less than sixty (60) days prior to the expiration of the term of its intent to exercise its option to purchase, and, on the date of such purchase, shall pay the aforesaid purchase price to the Board in cash or bankable funds, whereupon the Board will, by statutory or special warranty deed transfer or convey to Lessee unencumbered title to all real property described in Exhibit "A". In the event the Board takes title to any personal property pursuant to the terms of the Lease, the Board will execute any documents necessary to transfer title to such personal property to Lessee.

	Section 10.2	Notification of Term Expiration. If Lessee has not
notified the Board in writing no less than sixty (60) days prior to the termination of the term of the Lease of its intention to exercise its option to purchase, the Board shall give written notice to Lessee of the expiration of the term of the Lease and Lessee shall have an additional thirty (30) days from the date of such notice to exercise said option to purchase.

	Section 10.3	Non-Qualification of Project. If the Project property
should cease to qualify as a "Project" within the meaning of the Act, as now existing, at any time during the term of the Lease, Lessee shall exercise its option to purchase as herein provided.



                                ARTICLE XI

                              MISCELLANEOUS
                              -------------

	Section 11.1	Covenant of Quiet Enjoyment. Surrender. So long as the
Lessee performs and observes all the covenants and agreements on its part contained in the Lease, it shall peaceably and quietly have, hold and enjoy the Project during the Term subject to all the terms and provisions hereof.


	Section 11.2	Notice. All notices, demands, requests and other
communications hereunder shall be deemed sufficient and properly delivered and received (i) the same day when personally delivered; or (ii) one (1) day after deposit with Federal Express or other commercial overnight courier; or (iii) the same day when sent by confirmed facsimile, or (iv) three (3) business days after deposit in the United States Mail, by certified mail, return receipt requested, postage prepaid, to the following addresses:



        I. If to the Board:

           The Industrial Development Board of the Town of Loxley, Alabama Post Office Box 9
           Loxley, Alabama 36551

           Copy to:        Fred K. Granade, Esquire
                           Stone, Granade & Crosby, P.C.
                           P.O. Drawer 1509
                           Bay Minette, Alabama 36507


        I. If to the Lessee:

           Ace Hardware Corporation
           ATTN:  President
           2200 Kensington Court
           Oak Brook, Illinois 60523-2100

           Copy to:        John J. Van Zeyl, Esq.
                           Ace Hardware Corporation
                           2200 Kensington Court
                           Oak Brook, IL 60523-2100


	Any of the above mentioned parties may, by like notice, designate any further or different addresses to which subsequent notices shall be sent. Any notice hereunder signed on behalf of the notifying party by a duly authorized attorney at law shall be valid and effective to the same extent as if signed on behalf of such party by a duly authorized officer or employee.

	Whenever, under the provisions hereof, any request, consent or approval of the Board or the Lessee is required or authorized, such request, consent or approval shall (unless otherwise expressly provided herein) be signed on behalf of the Board by an Authorized Board Representative and, on behalf of the Lessee by an Authorized Lessee Representative; and each of the parties are authorized to act and rely upon any such requests, consents or approvals so signed.

	Section 11.3	Limited Liability of Board. The Board is entering into
this Lease Agreement pursuant to the authority conferred upon it by the Act. No provision hereof shall be construed to impose a charge against the general credit of the Board, its agents, servants or employees, or any personal or pecuniary liability upon the Board, its agents, servants or employees. Further, none of the directors, officers, employees or agents of the Board shall have any personal or pecuniary liability whatsoever hereunder or any liability for the breach by the Board of any agreement on its part herein contained. Nothing contained in this section, however, shall relieve the Board from the observance and performance of the several covenants and agreements on its part herein contained or relieve any director, officer, employee or agent of the Board from performing all duties of their respective offices that may be necessary to enable the Board to perform the covenants and agreements on its part herein contained.

	Section 11.4	Binding Effect. The Lease shall inure to the benefit
of, and shall be binding upon, the Board, the Lessee and their respective successors and assigns.

	Section 11.5	Severability. In the event any provision of the Lease
shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

	Section 11.6	Governing Law. The Lease shall in all respects by
governed by and construed in accordance with the laws of the State of Alabama.

	Section 11.7	Article and Section Captions. The article and section
headings and captions contained herein are included for convenience only and shall not be considered a part hereof or affect in any manner the construction or interpretation hereof.

	Section 11.8	Recording and Filing. On the date of delivery of this
Lease, this Lease (or a memorandum thereof) shall be recorded by the Board at the expense of the Lessee, in the Office of the Judge of Probate of Baldwin County, Alabama, or in such other office as may at the time be provided by law as a proper place for recordation or filing thereof.

	IN WITNESS WHEREOF, the Board and the Lessee have caused this Lease Agreement to be executed in their respective names and their respective seals to be hereunto affixed, and have caused this Lease Agreement to be attested on this the 27th day of May, 1999.


                                        LESSOR:


                                        INDUSTRIAL DEVELOPMENT BOARD
                                        OF THE TOWN OF LOXLEY, ALABAMA



                                BY:     ___________________________________

                                        As Its_____________________________



                                        LESSEE:

                                        ACE HARDWARE CORPORATION



                                BY:     ___________________________________

                                        As Its_____________________________

STATE OF ALABAMA

COUNTY OF BALDWIN


	I, _________________________________, a Notary Public, in and for

said County in said State, hereby certify that _________________________ whose name as ________________________ of the INDUSTRIAL DEVELOPMENT BOARD

OF THE TOWN OF LOXLEY, ALABAMA, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, __he in _______ capacity as such _________________

and with full authority, executed the same voluntarily on the day the same bears date.


	Given under my hand and seal this _______ day of ____________, 1999.



		____________________________________
		Notary Public
		My Commission Expires ________________





STATE OF ILLINOIS

COUNTY OF DU PAGE

        I, John J. Van Zeyl, a Notary Public, in and for said
County in said State, hereby certify that David F. Myer, whose name as Vice President of ACE HARDWARE CORPORATION, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

	Given under my hand and seal this _______ day of ____________, 1999.



		____________________________________
		Notary Public
		My Commission Expires ________________



                    EXHIBIT A TO LEASE AGREEMENT BETWEEN
                      THE INDUSTRIAL DEVELOPMENT BOARD
                     OF THE TOWN OF LOXLEY, ALABAMA AND
                          ACE HARDWARE CORPORATION



Begin at the Northwest corner of Section 34, Township 4 South, Range 3 East, Baldwin County, Alabama; thence run North 89 50' 21" East, 1541.01 feet to a point lying on the West right-of-way of Alabama Highway 59 (right-of-way varies); thence run along said West right-of-way South 08 38' 28" East, 1009.58 feet to a point; thence run South 06 41' 49" East, 1343.46 feet to a point; thence run South 08 10' 54" East 257.45 feet to a point lying at the intersection of the West right-of-way of Alabama Highway 59 and the North right-of-way of an existing unpaved county road (40.00 foot right-of-way); thence run along said North right-of-way 89 53' 06" West, 1936.33 feet to a point; thence leaving said North right-of-way run North 01 07' 04" East, 2579.53 feet to the point of beginning.

Said described property lying and being situated in the Northwest Quarter of
Section 34, Township 4 South, Range 3 East, Baldwin County, Alabama and contains 103.558 acres more or less.



SUBJECT, HOWEVER, TO THE FOLLOWING:


1.	Any future adjustments made by either the Tax Assessor's Office or the
Board of Equalization.

2.	Any limited access to Highway 59 located along the Eastern property line pursuant to instruments recorded in Deed Book 345, Page 488 and Real Property Book 769, Page 1407.

3.	That certain easement granted to BellSouth Telecommunications, Inc. a
Georgia corporation, dated the 25th day of May,1999, and of record in the Probate Court of Baldwin, County, Alabama.

4.	Terms, conditions, provisions and restrictions of all permits and licenses of Federal, State and local government, including applicable agencies and departments and private and quasi governmental agencies, including but not limited to the Corps of Engineers, having jurisdiction over the real property, including but not limited to restrictions on construction of any areas delineated by governmental agencies as wetlands and to areas shown as wetland areas on survey dated January 20, 1999, as revised, by Roy Jones
(AL Reg. No. 17267).

5.	Thirty-six inch CMP located along the North property line of the above-referenced property as shown on survey dated January 20, 1999, as revised, by Roy Jones (AL Reg. No. 17267).

6.	Existing underground telephone line located in the Southeast corner and along the South line of property described above as shown on survey dated January 20, 1999, as revised, by Roy Jones (AL Reg. No. 17267).

7.	Existing water line located in the Southeast corner of property described herein as shown on survey dated January 20, 1999, as revised, by Roy Jones (AL Reg. No. 17267).

8.	Existing telephone pedestal located in the Southeast corner and along the South line of the property described herein as shown on survey dated January 20, 1999, as revised, by Roy Jones (AL Reg. No. 17267).

9.	Existing power line and power poles as located along the South line of the property described herein as shown on survey dated January 20, 1999, as revised, by Roy Jones (AL Reg. No. 17267).

10.	Existing light poles as located along the South line of the property described herein as shown on survey dated January 20, 1999, as revised, by Roy Jones (AL Reg. No. 17267).

11.	Existing fire hydrant as located in the Southeast corner of the property described herein as shown on survey dated January 20, 1999, as revised, by Roy Jones (AL Reg. No. 17267).

12.	Existing dirt road, and rights of other parties thereto, as located along the Southwest corner of the property described herein as shown on survey dated January 20, 1999, as revised, by Roy Jones (AL Reg. No. 17267).

13.	Any potential current use rollback taxes, reappraisal, assessed value adjustment, and/or escape taxes which may become due by virtue of any future action of the Office of the Tax Collector and/or the Board of Equalization of Baldwin County.

14.	1999 ad valorem property taxes which are a lien upon the subject property, but are not due and payable until October 1, 1999, and subsequent years.

15.	Terms and conditions, rights and easements granted the State of
Alabama, in Case CV-97-000504 and recorded in Real Property Book 822, page 1610 and at Instrument #481142.

    All recording references are to the records in the Office of the Judge of Probate, Baldwin County, Alabama.